Nikola Corporation Reports First Quarter 2024 Results

•Continued to execute our plan to ramp up hydrogen fuel cell electric trucks (FCEVs) in 2024
◦Wholesaled 40 FCEVs in Q1, all designated for end fleets, exceeding high-end of guidance range
◦Marked the second quarter of serial production of FCEVs; Program-to-date, Nikola has wholesaled 75 FCEVs
•Green shoots in new markets like N.Y., meeting the demands of fleet users beyond Calif.
•Expanded HYLA's North American reach. During the quarter, we opened:
◦HYLA hydrogen modular refueling stations in Ontario and near the Port of Long Beach, Calif.
◦HYLA’s first hydrogen refueling station in Alberta, Canada to support fleets along the busy Edmonton to Calgary freight corridor
•Seeing opportunities in constructive green policies
•Completed first delivery of remediated BEV back to customer in Q1

PHOENIX – May 7, 2024 -- Nikola Corporation (Nasdaq: NKLA), a global leader in zero-emissions transportation and energy supply and infrastructure solutions, via the HYLA brand, today reported financial results and business updates for the quarter ended March 31, 2024.

“We continue to move forward rapidly and execute our plans. And please keep that in mind – we are in the execution phase, not the planning or concepting phase,” said Steve Girsky, President and CEO of Nikola. “Last quarter, I talked about getting on the field with the first deliveries of our hydrogen fuel cell electric trucks. Today, we are executing plays, competing, and cultivating more green shoots as we expand upon current markets and enter new ones.”

Hydrogen Fuel Cell Electric Truck
At the end of Q1, we exceeded the high-end of the guidance range by delivering 40 FCEVs, all designated for end fleets. That makes 75 wholesaled FCEVs in the first two quarters of serial production. We’re seeing green shoots with repeat and new fleets, some in new markets such as N.Y. While our initial focus has been Calif. and Canada, we can expand our reach to meet the demands of end fleet users virtually anywhere in the U.S.

Program-to-date, Nikola FCEVs have accumulated over 830,000 miles with an average fuel economy exceeding our target of 7.2 mi/kg. We’re doing what it takes to delight prospective and existing customers with the best possible experience.

Energy
Our HYLA team is executing its Hydrogen Highway Plan, and we remain on track. Previously we had committed to nine additional HYLA refueling stations in Calif. by year-end 2024. Now we are expecting to provide nine hydrogen fueling solutions by mid-year 2024 and 14 by year-end 2024. These solutions include modular fuelers and partner stations in Calif., Canada and our home station at our Coolidge, Ariz. manufacturing facility. We want to emphasize that building the hydrogen ecosystem requires industry wide collaboration for the benefit of all. We need partners and they come in different forms and stages of infrastructure development. The shared mission is to build an open ecosystem accessible to all.

Constructive Green Policies
We maintained our dominant market share of HVIP vouchers for Class 8 FCEVs, ending the quarter with 362 of 367 or 99% of the unredeemed vouchers that were requested in 2023 through March 2024. On the Class 8 BEV side, we ended Q1 with 85 unredeemed vouchers or 30% market share. While HVIP is only one program, we’re encouraged by the progress in constructive green policies. Two in particular, help us fund our business. CARB’s Heavy-Duty Omnibus Regulation allows us to monetize the NOx and particulate matter or PM credits we generate from selling zero-emissions trucks on a model year basis. We are pleased to confirm that Nikola has executed its first sale agreement for credits generated for Model Year 22 and revenue from this transaction will be recognized in Q2 2024. We expect future revenue from the sale of CARB credits to grow over time and be meaningful.

Battery-Electric Truck
Lastly, we completed the first delivery of a remediated BEV in Q1. We continue to prioritize returning BEVs to customers and dealers and now expect to complete remediation of these units by year-end 2024. Our ability to sell Nikola’s on-hand inventory, however, will be dependent upon future battery supply; we now expect to opportunistically sell on-hand inventory for revenue in 2025.

We’ve also taken this opportunity to “future proof” the BEV 2.0, as it now shares significant software commonality with the battery and operating systems on the FCEV, allowing customers to receive next-generation upgrades seamlessly over-the-air as they are deployed. We’ve kept our fleet users front and center as we’ve engineered over-the-air enhancements, including dynamic data gathering for predictive diagnostics, improved truck performance and field issue identification. We’ve also deployed new Advanced Driver Assistance Systems (ADAS) features to effectively manage powertrain demand in aggressive route conditions such as mountainous driving.

First Quarter Financial Highlights

	Three Months Ended March 31,
(In thousands, except share and per share data)	2024	2023
Trucks produced	43	63
Trucks shipped	40	31
Total revenues	$7,497	$10,677
Gross profit (loss)	$(57,575)	$(22,697)
Gross margin	(768)%	(213)%
Loss from operations	$(145,363)	$(127,200)
Net loss from continuing operations	$(147,722)	$(145,251)
Net loss	$(147,722)	$(169,094)
Adjusted EBITDA (1)	$(104,030)	$(103,749)
Net loss from continuing operations per share, basic and diluted	$(0.11)	$(0.26)
Non-GAAP net loss per share, basic and diluted(1)	$(0.09)	$(0.22)
Weighted-average shares outstanding, basic and diluted	1,335,877,351	549,689,436
(1) A reconciliation of the non-GAAP versus GAAP information is provided below in the financial statement tables in this press release.

Webcast and Conference Call Information
Nikola will host a webcast to discuss its first quarter results and business progress at 7:30 a.m. Pacific Time (10:30 a.m. Eastern Time) on May 7, 2024. To access the webcast, parties in the United States should follow this link: https://www.webcast-eqs.com/nikola20240507/en

The live audio webcast, along with supplemental information, will be accessible on the Company's Investor Relations website at https://nikolamotor.com/investors/news?active=events. A recording of the webcast will also be available following the earnings call.

About Nikola Corporation
Nikola Corporation's mission is clear: pioneering solutions for a zero-emissions world. As an integrated truck and energy company, Nikola is transforming commercial transportation, with our Class 8 vehicles, including battery-electric and hydrogen fuel cell electric trucks, and our energy brand, HYLA, driving the advancement of the complete hydrogen refueling ecosystem, covering supply, distribution and dispensing. Nikola headquarters is based in Phoenix, Arizona with a manufacturing facility in Coolidge, Arizona.

For more information visit our website Facebook @nikolamotorcompany, Instagram @nikolamotorcompany, YouTube @nikolamotorcompany, LinkedIn @nikolamotorcompany or X/Twitter @nikolamotor.

Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to: the Company's future financial and business performance, business plan, strategy, focus, opportunities and milestones; customer demand for trucks; the Company’s beliefs regarding its competition and competitive position; the Company’s business outlook; the Company’s expectations regarding hydrogen refueling solutions; expected fueling capacity of the modular refueling stations; expectations related to the battery-electric truck recall, including timing of battery replacement and truck deliveries and sales; the Company’s beliefs regarding the benefits and attributes of its trucks, and customer experience; and government incentives including CARB credits and expectations regarding related revenue . These forward-looking statements other than statements of historical fact, and generally are identified by words such as "believe," "project,"

"expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: successful execution of the Company’s business plan; design and manufacturing changes and delays, including shortages of parts and materials and other supply challenges; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; demand for and customer acceptance of the Company’s trucks and hydrogen refueling solutions; the results of customer pilot testing; the execution and terms of definitive agreements with strategic partners and customers; the failure to convert LOIs or MOUs into binding orders; the cancellation of orders; risks associated with development and testing of fuel cell power modules and hydrogen storage systems; risks related to the recall, including higher than expected costs, the discovery of additional problems, delays retrofitting the trucks and delivering such trucks to customers, supply chain and other issues that may create additional delays, order cancellations as a result of the recall, litigation, complaints and/or product liability claims, and reputational harm; risks related to the rollout of the Company’s business and milestones and the timing of expected business milestones; the effects of competition on the Company’s business; the Company’s ability to raise capital; the Company’s ability to achieve cost reductions and decrease its cash usage; the grant, receipt and continued availability of federal and state incentives; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2023 filed with the SEC, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Measures

This press release references Adjusted EBITDA and non-GAAP net loss per share, basic and diluted, all of which are non-GAAP financial measures and are presented as supplemental measures of the Company's performance. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation expense, and certain other items determined by the Company. Non-GAAP net loss is defined as net loss adjusted for stock-based compensation expense and certain other items determined by the Company. Non-GAAP net loss per share, basic and diluted is defined as non-GAAP net loss divided by weighted average basic and diluted shares outstanding. These non-GAAP measures are not substitutes for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Revenues:
Truck sales	$7,418	$10,055
Service and other	79	622
Total revenues	7,497	10,677
Cost of revenues:
Truck sales	61,747	33,020
Service and other	3,325	354
Total cost of revenues	65,072	33,374
Gross loss	(57,575)	(22,697)
Operating expenses:
Research and development (1)	39,497	61,806
Selling, general, and administrative (1)	48,291	42,697
Total operating expenses	87,788	104,503
Loss from operations	(145,363)	(127,200)
Other income (expense):
Interest expense, net	(2,278)	(9,833)
Loss on debt extinguishment	(784)	—
Other income, net	860	190
Loss before income taxes and equity in net loss of affiliates	(147,565)	(136,843)
Income tax expense	—	—
Loss before equity in net loss of affiliates	(147,565)	(136,843)
Equity in net loss of affiliates	(157)	(8,408)
Net loss from continuing operations	(147,722)	(145,251)
Discontinued operations:
Loss from discontinued operations	—	(23,843)
Net loss from discontinued operations	—	(23,843)
Net loss	$(147,722)	$(169,094)

Basic and diluted net loss per share:
Net loss from continuing operations	$(0.11)	$(0.26)
Net loss from discontinued operations	$—	$(0.05)
Net loss	$(0.11)	$(0.31)

Weighted-average shares outstanding, basic and diluted	1,335,877,351	549,689,436

(1) Includes stock-based compensation as follows:

	Three Months Ended March 31,
	2024	2023
Cost of revenues	$328	$731
Research and development	2,859	9,041
Selling, general, and administrative	5,599	14,715
Discontinued operations	—	61
Total stock-based compensation expense	$8,786	$24,548

CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	March 31,	December 31,
	2024	2023
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$345,637	$464,715
Restricted cash and cash equivalents	1,224	1,224
Accounts receivable, net	23,865	17,974
Inventory	61,342	62,588
Prepaid expenses and other current assets	37,241	25,911
Total current assets	469,309	572,412
Restricted cash and cash equivalents	31,386	28,026
Long-term deposits	9,027	14,954
Property, plant and equipment, net	484,471	503,416
Intangible assets, net	84,010	85,860
Investment in affiliate	56,905	57,062
Goodwill	5,238	5,238
Other assets	11,807	7,889
Total assets	$1,152,153	$1,274,857
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$44,909	$44,133
Accrued expenses and other current liabilities	220,151	207,022
Debt and finance lease liabilities, current	6,233	8,950
Total current liabilities	271,293	260,105
Long-term debt and finance lease liabilities, net of current portion	268,345	269,279
Operating lease liabilities	5,266	4,765
Other long-term liabilities	20,974	21,534
Total liabilities	565,878	555,683
Commitments and contingencies
Stockholders' equity
Preferred stock	—	—
Common stock	134	133
Additional paid-in capital	3,804,974	3,790,272
Accumulated deficit	(3,218,791)	(3,071,069)
Accumulated other comprehensive loss	(42)	(162)
Total stockholders' equity	586,275	719,174
Total liabilities and stockholders' equity	$1,152,153	$1,274,857

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities
Net loss	$(147,722)	$(169,094)
Less: Loss from discontinued operations	—	(23,843)
Loss from continuing operations	(147,722)	(145,251)
Adjustments to reconcile net loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	10,596	6,238
Stock-based compensation	8,786	24,487
Equity in net loss of affiliates	157	8,408
Revaluation of financial instruments	826	(199)
Inventory write-downs	20,044	2,275
Non-cash interest expense	3,625	10,008
Loss on disposal of assets	2,688	—
Other non-cash activity	2,871	486
Changes in operating assets and liabilities:
Accounts receivable, net	(5,892)	4,299
Inventory	(17,788)	(5,905)
Prepaid expenses and other current assets	(10,297)	(39,711)
Other assets	(389)	(1,929)
Accounts payable, accrued expenses and other current liabilities	11,819	(40,092)
Operating lease liabilities	(763)	(414)
Other long-term liabilities	5,836	1,278
Net cash used in operating activities	(115,603)	(176,022)
Cash flows from investing activities
Purchases and deposits of property, plant and equipment	(16,458)	(50,517)
Proceeds from the sale of assets	21,398	—
Net cash provided by (used in) investing activities	4,940	(50,517)
Cash flows from financing activities
Proceeds from the exercise of stock options	—	404
Proceeds from issuance of shares under the Tumim Purchase Agreements	—	64,713
Proceeds from issuance of common stock under Equity Distribution Agreement, net of commissions paid	—	30,524
Proceeds from issuance of convertible notes, net of discount and issuance costs	—	25,000
Repayment of debt and promissory notes	(130)	(2,544)
Payment for Coupon Make-Whole Premium	(1,747)	—
Payments on insurance premium financing	(1,853)	(1,999)
Payments on finance lease liabilities and financing obligation	(1,276)	(182)
Payments for issuance costs	(49)	—
Net cash provided by (used in) financing activities	(5,055)	115,916
Net increase (decrease) in cash and cash equivalents, including restricted cash and cash equivalents	(115,718)	(110,623)
Cash and cash equivalents, including restricted cash and cash equivalents, beginning of period	493,965	313,909
Cash and cash equivalents, including restricted cash and cash equivalents, end of period	$378,247	$203,286

Cash flows from discontinued operations:
Operating activities	$—	$(3,939)
Investing activities	—	(1,772)
Financing activities	—	(308)
Net cash used in discontinued operations	$—	$(6,019)

Reconciliation of GAAP Financial Metrics to Non-GAAP
(In thousands, except share and per share data)
(Unaudited)

Reconciliation of Net Loss from continuing operations to EBITDA and Adjusted EBITDA

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Net loss from continuing operations	$(147,722)	$(145,251)
Interest expense, net	2,278	9,833
Depreciation and amortization	10,596	6,238
EBITDA	(134,848)	(129,180)
Stock-based compensation	8,786	24,487
Loss on debt extinguishment	784	—
Loss on disposal of assets	2,688	—
Equipment purchase cancellation	15,613	—
Revaluation of financial instruments	826	(199)
Regulatory and legal matters (1)	2,121	1,143
Adjusted EBITDA	$(104,030)	$(103,749)

(1) Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with a short-seller article from September 2020, and investigations and litigation related thereto.

Reconciliation of GAAP to Non-GAAP Net Loss, and GAAP to Non-GAAP Net Loss per Share, basic and diluted

	Three Months Ended March 31,
	2024	2023
	(in thousands, except share and per share data)
Net loss from continuing operations	$(147,722)	$(145,251)
Stock-based compensation	8,786	24,487
Loss on debt extinguishment	784	—
Revaluation of financial instruments	826	(199)
Loss on disposal of assets	2,688	—
Equipment purchase cancellation	15,613	—
Regulatory and legal matters (1)	2,121	1,143
Non-GAAP net loss	$(116,904)	$(119,820)

Non-GAAP net loss per share, basic and diluted	$(0.09)	$(0.22)

Weighted average shares outstanding, basic and diluted	1,335,877,351	549,689,436

(1) Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with a short-seller article from September 2020, and investigations and litigation related thereto.

Recognition of Cash flows to Adjusted Free Cash Flow

	Three Months Ended March 31,
	2024	2023
	(in thousands)
Most comparable GAAP measure:
Net cash used for operating activities	$(115,603)	$(176,022)
Net cash provided by (used in) investing activities	4,940	(50,517)
Net cash provided by (used in) financing activities	(5,055)	115,916

Non-GAAP measure:
Net cash used for operating activities	(115,603)	(176,022)
Purchases of property, plant and equipment	(16,458)	(50,517)
Adjusted free cash flow	$(132,061)	$(226,539)

INVESTOR INQUIRIES:
investors@nikolamotor.com